Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

CERTIFICATE NO. NUMBER OF SHARES

A-

Yadkin Valley

Financial Corporation

Mandatorily Convertible Cumulative Non-Voting Perpetual

Preferred Stock, Series A

REGISTERED OWNER:

COUNTERSIGNED AND REGISTERED

REGISTRAR AND TRANSER COMPANY (CRANFORD, NJ) TRANSFER AGENT AND REGISTRAR BY

This Certifies that the registered owner whose name is inscribed hereon is the owner of the number or shares of the fully paid and non-assessable shares of the Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series A NO PAR VALUE transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish to a Shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

AUTHORIZED SIGNATURE

Dated:

Patricia H. Wooten

PATRICIA H. WOOTEN, SECRETARY

Joseph H. Towell

JOSEPH H TOWELL, Chief Executive Officer

Yadikin Valley Financial Corporation

SEAL

No Par Value

State of North Carolina

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEM COM	–	as tenants in common	UNIF GIFT MIN ACT –		Custodian
TEM ENT	–	as tenants by the entireties		(Cust)		(Minor)

JT TEN	–	as joint tenants with right of	Under Uniform Gifts to Minors

survivorship and not as tenants	Act
in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                                                                                                 hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

	NOTICE	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES IF THE PLEDGEE AGREES IN WRITING TO BE BOUND BY THE TRANSFER RESTRICTIONS TO WHICH THE PLEDGOR IS SUBJECT.